INDUSTRIAL LEASE AGREEMENT

    THIS LEASE is entered into this 22nd day of August, 2000, in consideration of the covenants and undertakings of each of the parties hereto by and between Belz Investco GP, a Tennessee general partnership, hereinafter referred to as "Landlord", and Riddell Sports, Inc., , a Delaware corporation, hereinafter referred to as "Tenant";

                                   WITNESSETH:

    Landlord owns, operates or controls certain real property located in the City of Bartlett, County of Shelby and State of Tennessee located at 3131 Appling Road (the "Property"); and

    WHEREAS, Tenant desires to lease from Landlord space within the development or building described above, which is more particularly shown on Exhibit A hereto and is more particularly described in Part 1 below.

    NOW, THEREFORE, Landlord and Tenant agree as follows:

                                     PART 1
                                    PREMISES
                                    --------

    In consideration  of the rent and other agreements  contained in this Lease,
Landlord   leases  to  Tenant  and  Tenant  rents  from  Landlord  the  premises
(hereinafter the "Premises") described as follows:

    Located at 3131 Appling Road, Bartlett, Tennessee. The Premises contain approximately 205,277 square feet of area.

    The Premises are designated on Exhibit A hereto for the purpose of setting forth the configuration and approximate dimensions of the space and shall be improved or otherwise prepared for occupancy by Tenant in accordance with Exhibit C which sets out any work improvements to be implemented by Landlord and the cost, if any, to Tenant. In the absence of any specific requirements set forth on Exhibit C, Tenant shall be deemed to have accepted the Premises "as is", except for provisions specifically noted elsewhere in this Lease as to acceptance of the space upon Landlord's delivery of the Premises to Tenant.

                                     PART 2
                                      TERM
                                      ----

    Subject to the terms and conditions contained herein, this Lease shall be effective on the date of complete execution hereof by Landlord and Tenant, but the term of this Lease and the payment of Base Rental and Additional Charges (as defined in Exhibit B) shall begin on the commencement date (the "Commencement Date") which shall be the earlier of (i) November 1, 2000, (ii) the date on which Tenant occupies the Premises, or (iii) fifteen (15) days after Landlord tenders delivery of the Premises to Tenant. Tender of delivery shall have occurred on the date Landlord notifies Tenant that Landlord has either (i) substantially completed any improvements to be implemented by Landlord pursuant to Exhibit C subject to minor punchlist items, or (ii) determined that Landlord's work pursuant to Exhibit C has progressed sufficiently such that Tenant may commence and complete Tenant's work while portions of Landlord's work are still being completed. If the Commencement Date occurs on the first day of a month, the term shall expire without notice on the last day of the previous calendar month ten (10) years hence, and if the Commencement Date occurs on a day other than the first day of a month, the term shall expire without notice on the last day of the calendar month in which the Commencement Date occurs ten
(10) years hence.

    Any access by Tenant to the Premises prior to the Commencement Date shall be upon all of the terms, covenants and conditions of this Lease, except only the payment of Base Rental and Additional Charges. Tenant shall pay all utility charges for their portion of the building related to the Premises which accrue from and after Landlord's tender of possession.

    Landlord and Tenant agree that, upon the demand of the other party, each shall execute an amendment to this Lease, in recordable form, setting forth the Commencement Date and the termination date of the Lease term.

                                     PART 3
                            RENT, TAXES AND INSURANCE
                            -------------------------

    Tenant covenants and agrees that without demand, notice or set off, Tenant shall pay to Landlord minimum annual rental (hereinafter the "Base Rental") in the amounts as follows:

    Base Rental shall be payable in advance on or before the first day of each month throughout the term of this Lease without deduction, abatement or set off except where otherwise provided for in this Lease in the following amounts:

    YEARS                       ANNUAL RENTAL                     MONTHLY RENTAL
    ----------------------------------------------------------------------------

    1-5 ($4.00 psf)             $821,108.00                       $68,425.67
    5-10 ($4.20 psf)            $862,163.40                       $71,846.95

    Additionally, Tenant shall pay to Landlord its Proportionate Share (as defined in the General Lease Provisions) of Real Estate Taxes and Assessments (as defined in the General Lease Provisions) and shall pay to Landlord its Proportionate Share of Landlord's annual insurance premiums which amounts shall be paid as provided in Article 1 of the General Lease Provisions.

    All rental payments and payments of Additional Charges hereunder shall be sent to:

               Belz Investco GP
               Attn.: Accounts Receivable Department
               P. O. Box 3661
               Memphis, Tennessee  38173-3661

or to such other addresses as Landlord may direct in writing from time to time.

                                     PART 4
                                USE AND OPERATION
                                -----------------

    The Premises  shall be opened for business,  kept open for business and used
continuously    only   for   the    following    use:    general    office   and
warehouse/distribution, light assembly of apparel.

                                     PART 5
                                     NOTICES
                                     -------

    All notices required or provided for under this Lease shall be given in the manner as prescribed by the notice requirements of the General Lease Provisions, addressed to the following addresses:

       To Landlord:                                  To Tenant:

       Belz Investco GP                              Riddell Sports, Inc.
       c/o Belz Enterprises                          2525 Horizon Lake Drive
       100 Peabody Place, Suite 1400                 Suite 100
       Memphis, Tennessee  38103                     Memphis, TN  38133
       ATTENTION:  Ronald A. Belz                    ATTN:  Jeff Webb

or to such other addresses as Landlord or Tenant may direct in writing from time to time.

                                     PART 6
                                REAL ESTATE AGENT
                                -----------------

    This Lease was negotiated by Belz Realty Company, L.L.C., represented by Morris I. Thomas acting as agent for Landlord and Trezevant Properties represented by Ann Triplett acting as agents for Tenant. Landlord agrees to pay Trezevant Properties a commission in accordance with the agreement between Landlord and Trezevant Properties.

                                     PART 7
                                 OPTION TO RENEW
                                 ---------------

    It is agreed and understood that Tenant, if not in default and if open and operating, shall have the right to extend this Lease Agreement for one additional period of five (5) years at the base rental of $4.41 per square foot for the additional term.. If Tenant shall elect to extend, Tenant shall give to Landlord not less than twelve (12) months' written notice prior to the expiration of the original term of this Lease Agreement.

                                     PART 8
                                OPTION TO EXPAND
                                ----------------

    Tenant, if not in default and is continuously operating for business in the Premises and, subject to existing Tenant's rights, shall be entitled to exercise a one time option to expand into the space located adjacent to the Premises ("Adjacent Space"). Should Tenant elect to exercise this option, it should give Landlord no less than sixty (60) days prior written notice of its intent. The Base Rental for the Adjacent Space shall be at the then Fair Market rate but in no event less than the then Base Rental currently being paid by Tenant. This option cannot be exercised by Tenant within the last three (3) years of any term. If within thirty (30) days after receipt of such notice, Landlord and Tenant have not agreed upon the Fair Market Rental rate for the respective term, then Tenant and Landlord shall each appoint a knowledgeable real estate broker or appraiser familiar with commercial property of the type in the Memphis metropolitan area. The two appointees shall designate a third real estate broker or appraiser and the majority decision of the three shall be binding upon Tenant and Landlord, but under no circumstances shall the rental during any extended term be less than the rental paid during the preceding term. The cost of arbitration shall be borne equally by Landlord and Tenant.


                                     PART 9
                                ENTIRE AGREEMENT

    This Lease includes the Lease Agreement, Exhibit A (drawing or description of the Property showing the general location of the Premises), Exhibit B (General Lease Provisions), Exhibit C (which delineates the construction requirements of the parties, if any) and Exhibit D (sign criteria). The foregoing constitute all of the agreements and conditions made between the parties hereto, and no representations or statements claimed to have been made and not herein contained shall modify this Lease in any way.

    IN TESTIMONY WHEREOF the above named Landlord and the above named Tenant have executed this and four (4) other original instruments of identical year and date, on the day and year set forth on page 1 of this Lease.

LANDLORD:  Belz Investco GP
           By:   URCO, INC. (Managing Partner)

                 By: /s/ Morris I. Thomas
                    -----------------------------------------
                         Morris I. Thomas, Vice President

                 By: /s/ Irwin S. Skopp
                    -----------------------------------------
                         Irwin S. Skopp, Vice President

TENANT:  Riddell Sports, Inc.

                  By: /s/ Jeff Webb
                    -----------------------------------------
                         Jeff Webb, Chief Operating Officer


Exhibits:  A.  Site Plan and/or Floor Plan
           B.  General Lease Provisions
           C.  Construction Exhibit (if applicable)
           D.  Sign Criteria

                               TABLE OF CONTENTS
                                       TO
                                  EXHIBIT B TO
                           INDUSTRIAL LEASE AGREEMENT

ARTICLE 1 RENT AND OTHER PAYMENTS                                              2
Section 1.  Base Rental                                                        2
Section 2.  Additional Charges                                                 2
(i)   Common Areas Charges                                                     2
(ii)  Real Estate Taxes and Assessments                                        3
(iii) Other Taxes                                                              3
(iv)  Insurance                                                                3
(v)   Tenant's Proportionate Share                                             3
(vi)  Payment                                                                  3
Section 3.Security Deposit                                                     4
ARTICLE 2 USE AND OPERATION                                                    4
Section 1. Permitted Use                                                       4
Section 2. Parking, Etc                                                        5
Section 3. Lawful and Moral Use                                                5
Section 4. Additional Tenant Covenants                                         5
ARTICLE 3 ASSIGNMENT AND SUBLETTING                                            5
ARTICLE 4 ALTERATIONS, INSTALLATIONS AND REMOVAL OF IMPROVEMENTS
               BY TENANT                                                       6
ARTICLE 5 INSURANCE AND RELATED MATTERS                                        6
Section 1. Loss or Damage to Tenant's Property                                 6
Section 2. Tenant's Required Insurance                                         6
Section 3. Landlord's Insurance                                                7
Section 4. Waiver of Recovery                                                  7
Section 5. Hold Harmless and Indemnification                                   7
Section 6. Invalidation of Insurance/Increased Premiums                        7
ARTICLE 6  REPAIRS                                                             7
ARTICLE 7  MECHANIC'S LIEN                                                     8
ARTICLE 8  DAMAGE OR DESTRUCTION BY FIRE                                       8
ARTICLE 9  RIGHT OF ENTRY, ETC                                                 8
ARTICLE 10 DEFAULT                                                             9
ARTICLE 11 INSOLVENCY OF TENANT                                               10
ARTICLE 12 DELIVERY AT END OF LEASE                                           10
ARTICLE 13 EXTENSION; PARTIAL PAYMENT; NO ACCORD AND SATISFACTION             10
ARTICLE 14 SUBORDINATION; ATTORNMENT; ESTOPPEL; LANDLORD'S
               COVENANT AS TO TITLE                                           10
ARTICLE 15 GRAPHICS                                                           11
ARTICLE 16 CONDEMNATION                                                       11
ARTICLE 17 UTILITIES                                                          11
ARTICLE 18 ENVIRONMENTAL MATTERS                                              11
ARTICLE 19 FIRE PROTECTION                                                    12
ARTICLE 20 PERSONAL LIABILITY                                                 12
ARTICLE 21 NOTICES                                                            13
ARTICLE 22 RULES AND REGULATIONS                                              13
ARTICLE 23 REAL ESTATE AGENT                                                  14
ARTICLE 24 COVENANTS RUN TO HEIRS                                             14
ARTICLE 25 SHORT FORM LEASE                                                   14
ARTICLE 26 CORPORATE TENANTS                                                  14
ARTICLE 27 ENTIRE AGREEMENT                                                   14

                                  EXHIBIT B TO
                           INDUSTRIAL LEASE AGREEMENT
                            GENERAL LEASE PROVISIONS

                                    ARTICLE 1
                             RENT AND OTHER PAYMENTS

Section 1.  BASE RENTAL

          Tenant shall, without demand or notice, pay to Landlord minimum annual rental ("Base Rental") in the amount as is set forth in the Lease Agreement which amounts shall be paid in equal monthly installments (or in the manner prescribed by Part 3 of the Lease to which this is an Exhibit) without deduction, abatement or setoff in advance on or before the first day of each month throughout the term of this Lease(1). Base Rental for any partial calendar month shall be prorated at a daily rate based upon the number of days in the respective calendar year. Tenant shall not prepay any Base Rental more than one
(1) month in advance of its due date.

Section 2.  ADDITIONAL CHARGES

          In addition to the Base Rental Tenant agrees, commencing on the Commencement Date, to pay to Landlord, at the times hereinafter set forth, without deduction, setoff or abatement, the following additional charges, as additional rent, the nonpayment of which shall be subject to all provisions of this Lease and of law as to default in the payment of rent or money (hereinafter referred to as the "Additional Charges"):

          (i) COMMON AREAS CHARGES. Tenant shall pay Tenant's Proportionate Share (as hereinafter defined) of Landlord's total annual costs and expenses ("Common Areas Charges") of operating, maintaining, repairing, upgrading and supervising the Common Areas (as hereinafter defined) which costs and expenses shall be calculated on an accrual basis and include, but not be limited to, cleaning, gardening and landscaping the Common Areas including the replacement and installation of landscaping; sanitary control to and for the Common Areas;
any security or traffic control forces or equipment provided for the Common Areas; repairs and replacements of the paving, curbs, walkways, and all other Common Areas and facilities; line painting; attending the parking areas; any governmental charges, surcharges, fees, or taxes on the parking areas or on cars parking therein; costs of all utilities used or consumed in the Common Areas including, without limitation, electricity, water and gas consumed in parking areas and other Common Areas as well as sewer fees and sprinkler monitoring fees; repair and/or replacement of on-site gas lines, water lines, sanitary sewer lines, storm sewer lines, drainage facilities, light poles, bulbs, and any other utility lines, pipes, wires, facilities and related appurtenances serving the Common Areas or more than one tenant premises; any changes made in the Common Areas to comply with legal requirements; inspection; depreciation of equipment and facilities used in connection with the Common Areas; amortization of charges which Landlord elects to charge over more than one year which Landlord could have charged in one year; costs of signs, sign maintenance and sound systems; all personal property and similar taxes; the cost of all Common Areas equipment, machinery, tools, supplies and other personal property and facilities and replacements thereof; the cost of personnel (including benefits and taxes) to implement such services; the cost of any contracts entered into for the performance of any such services or functions; and similar services and functions; plus(1) (15%) of all of the foregoing costs and expenses for Landlord's administration expenses. The Common Areas shall be defined as landscaping, paving, curbs, walkways, driveways, parking areas, and any other areas not reserved for the use of a single tenant.(3)


----------------------------
1(1)..."except for as otherwise provided herein"....
2(2)..."ten percent (10%)"....
3(3)..."If Tenant ever occupies the entire Building of which the Premises is a part, Tenant shall have the option to maintain Common Areas of the
Building."....
4(4)...."Notwithstanding the above, Common Area Charges shall not include the following: a) costs of alterations of any premises or Common Areas in the Building for other tenants of the Building; b) costs of capital improvements to the building, except that operating expenses shall include; i) the cost of any capital improvement completed after the first calendar year of the term which is primarily intended to reduce any component of operating expenses; ii) and the cost of paving lot resurfacing amortized over the useful life of the improvement as reasonably determined by Landlord; c) the cost of any capital improvement which is made by Landlord to keep the land or building in compliance with all governmental rules and regulations first enacted or made applicable to the building following the Commencement Date, excluding those specifically associated with bringing the building into compliance with the Americans with Disabilities Act and Clean Air Act as they exist on the date this Lease is executed, in each case as evenly amortized over the useful life of each such capital improvement; d) interest and principal payments on mortgages; e) ground rental payments; f) leasing commissions or fees; g) cost of repairs, alterations or replacements caused by casualty losses or other events to the extent actually insure or self-insured against by Landlord or required to be insured against by Landlord pursuant to this Lease, provided that the deductible portion of any such costs under any insurance policy shall be included in operating expenses; h) cost of repairs or alterations or replacements caused by the exercise of rights of eminent domain; i) depreciation and amortization of any improvements except as specifically set forth above; j) legal fees and court

          (ii) REAL ESTATE TAXES AND ASSESSMENTS. Tenant shall pay to Landlord Tenant's Proportionate Share (as hereinafter defined) of the real property taxes and Assessments (general and special, ordinary and extraordinary, foreseen and unforeseen) levied against the land, building and improvements constituting the Property in which the Premises are located or property of which the Premises are a part or property included in Landlord's real property tax and assessment bills for the building in which the Premises are located ("Real Property Taxes and Assessments").

          "Real Property Taxes and Assessments" shall include all costs and fees including consultant's and similar fees incurred by Landlord in contesting or defending taxes and assessments or negotiating with public authorities. A copy of Landlord's tax bill shall be conclusive evidence of the amount of Real Property Taxes and Assessments assessed or levied.

          (iii) OTHER TAXES. Should any governmental authority having jurisdiction impose a tax and/or assessment of any kind or nature upon, against, or with respect to the rentals or other payments payable to Landlord or on the gross receipts of Landlord either by way of substitution for all or any part of the Real Property Taxes and Assessments levied or assessed against such land, buildings and improvements, or in addition thereto, then such shall be deemed to be a Real Property Tax and Assessment and Tenant shall be obligated to pay said tax. Tenant shall pay said tax directly to the taxing authority or, if Landlord is obligated to pay the taxing authority, Tenant shall pay to Landlord Tenant's Proportionate Share thereof.

          (iv) INSURANCE. Tenant shall pay to Landlord Tenant's Proportionate Share of Landlord's annual premiums for insurance carried by Landlord in accordance with the requirements of Article 5 of these General Lease Provisions for "all risk" insurance coverage; commercial general liability insurance; rent loss insurance; boiler and machinery insurance; and all other insurance and the loss deductibles maintained by Landlord for the building and Common Areas from time to time.


          (v) TENANT'S PROPORTIONATE SHARE. In the event the Premises are a part of a building with multiple tenants, "Tenant's Proportionate Share" shall be defined as being a fraction, the numerator of which is the number of leaseable square feet in the Premises and the denominator of which is the leasable square footage of the area within the building in which the Premises are located.

          (vi) PAYMENT. The foregoing amounts, unless the amount and time for payment are fixed, may be separately invoiced by Landlord and in such event shall be paid by Tenant within 5 fifteen (15) days after the date of such invoice. Said amounts may be estimated by Landlord in which event Landlord shall notify Tenant from time to time of Landlord's estimate. Tenant shall pay said estimate (as said estimate may be revised) in advance on the first day of each and every calendar month with Tenant's Base Rental without further notice. When Landlord has calculated the exact amount actually payable by Tenant for each item, Landlord shall notify Tenant. Any deficiency in payment by Tenant for any item shall be paid by Tenant to Landlord upon receipt of the notice in respect to such item. Any overpayment by Tenant shall be credited against the next ensuing installments of Landlord's estimate of that item.

          In the event of a dispute regarding payment, the burden of proof of payment of any monthly installments of Base Rental or Additional Charges hereunder shall be upon Tenant.

--------------------------------------------------------------------------------
costs other than those incurred in any dispute regarding application of governmental requirements to the general occupancy, maintenance and operation of the building; k) any costs including any management fee paid to affiliates of Landlord or Landlord's management agent which are in excess of customary market amounts; l) extra costs of insurance or alterations of the extent such extra costs are attributable to any special use of the building, by or special condition of the building due to the acts of Landlord, Landlord's management agent, a tenant other than Tenant or any other occupan______t; m) all material costs, interest and fines arising by reason of violation by Landlord of any contract or legal requirement applicable to the building; n) land trust fees; o) salaries of all Landlord employee's above the level of property manager; p) any and all expenses associated with marketing and/or leasing the Property. If any operational expense, though paid in one year, relates to more than one calendar year, such operating expense shall be proportionately allocated among such related calendar years. If any operating e____At; m) all material costs, interest and fines arising by reason of violation by Landlord of any contract or legal requirement applicable to the building; n) land trust fees; o) salaries of all Landlord employee's above the level of property manager; p) any and all expenses associated with marketing and/or leasing the Property. If any operational expense, though paid in one year, relates to more than one calendar year, such operating expense shall be proportionately allocated among such related calendar years. If any operating expense relates to more than on building or parcel or property on the Property, such operating expense shall be allocated among all such buildings or parcels of property to which it relates."... (5)...."thirty (30)"...

          All Base Rental, Additional Charges and other amounts required to be paid shall be paid to Landlord, at the notice address as is set forth in the Lease Agreement or at such other place or places as Landlord may from time to time designate in writing. Tenant shall pay all such amounts when due and payable, without any setoff, deduction or prior demand therefor whatsoever. If Tenant shall fail to pay any amounts required to be paid under the terms of this Lease(6) within (7) days after the same is due, Tenant shall be obligated to pay a late payment charge equal to the greater of One Hundred Dollars ($100.00) or(8) of any payment not paid when due to reimburse Landlord for its additional administrative costs. In addition any Base Rental or Additional Charge which is not paid within (9) Days after the same is due shall bear interest at a rate equal to the lesser of (i)(10) per annum or (ii) the highest contract rate allowable by the state in which the Premises are located from the first day due until paid. Any assessments pursuant to this Section which shall become due shall be payable, unless otherwise provided herein, with the next installment of Base Rental. Any payment by Tenant or acceptance by Landlord of a lesser amount than shall be due from Tenant to Landlord shall be treated as a payment on account. The acceptance by Landlord of a check for a lesser amount with an endorsement or statement thereon, or upon any letter accompanying such check, that such lesser amount is payment in full shall be given no effect, and Landlord may accept such check without prejudice to any other rights or remedies which Landlord may have against Tenant.

Section 3.  SECURITY DEPOSIT.





                                    ARTICLE 2
                                USE AND OPERATION

Section 1.  PERMITTED USE

          The Premises shall be opened for business, kept open for business and, except as provided in Part 4 of the Lease Agreement, used continuously only for a general office and for the storage and distribution of products manufactured, warehoused or distributed by Tenant, none of which shall be Hazardous Substances (as defined in Article 18 hereof) or otherwise create a risk which may adversely affect Landlord's insurance or impose additional risks to the building in which the Premises are located. Tenant agrees that it will not use or permit or suffer the Premises or any part thereof to be used for any business or purpose other than specifically defined and permitted by the Lease Agreement or this paragraph.

          Tenant will obtain all permits required for its occupancy other than building permits which are required in connection with improvements which Landlord is required to make pursuant to this Lease Agreement.(11)



---------------------
6(6)...."after Tenant has received written notice"....
7(7)...."fifteen (15)"...
8(8)...."five percent (5%)"....
9(9)...."thirty (30)"....
10(10).."ten percent (10%)"....
11(11).."Notwithstanding the foregoing, Landlord agrees to be responsible for any initial demands made by Shelby County for a Use and Occupancy Permit with respect to Tenant's initial occupancy of the Premises prior to any Tenant's improvements therein. In the event Shelby County makes any demands in accordance with the foregoing with respect to Tenant's initial occupancy of the Premises prior to any Tenant improvements to the Premises, Landlord will satisfy same at Landlord's expense. Tenant acknowledges that Landlord is delivering the Premises to Tenant in its "As Is", "Where Is" condition with all operative systems serving the Premises in good working order as of the delivery date of the
Premises by Landlord to Tenant.".....

Section 2. PARKING, ETC.

          Landlord shall provide areas during the term of this Lease for parking and other uses, in common with others, by Tenant's customers and employees, together with the right of ingress to and egress from the Premises over the Common Areas. Landlord reserves the right to establish and impose from time to time reasonable rules and regulations as to the occupancy of the Premises and uniform operation of the building in which the Premises are located and may require that delivery trucks or similar vehicles be parked in designated areas. In no event will disabled vehicles be kept within the Common Areas and in no event will the Common Areas be used for vehicle repair.

Section 3. LAWFUL AND MORAL USE.

          The Premises shall, during the term of this Lease, be used only and exclusively for lawful and moral purposes, and no part of the Premises or improvements thereon shall be used in any manner whatsoever for any purposes in violation of the ordinances and laws of any governmental authority having jurisdiction over the Premises, and Tenant will save and hold the Landlord harmless from any such violations.

          Tenant, at Tenant's expense, shall comply with all laws, rules, orders, ordinances, directions, regulations and requirements of federal, state, county and municipal authorities, now in force or which may hereafter be in force, which shall impose any duty upon Landlord or Tenant with respect to the use, occupation or alteration of the Premises.

Section 4. ADDITIONAL TENANT COVENANTS.

          Tenant, at Tenant's expense, shall keep the plate glass within the Premises clean and clear of any debris and litter; keep any garbage, trash, rubbish or refuse in rat-proof containers within the interior of the Premises until removed, have such garbage, trash, rubbish and refuse removed on a regular basis; keep all mechanical apparatus free of vibration and noise which may be transmitted beyond the Premises; keep any vestibules or entries to the Premises and the sidewalks, driveways, parking areas, rear service areas and loading areas and other areas adjacent to the Premises free of all trash, refuse or other articles; not permit any accumulations of garbage, trash, refuse, or rubbish within or outside of the Premises; remove its personal property from the Common Areas; not cause or permit objectionable odors to emanate from the Premises; and not distribute handbills, printed materials, or advertising outside its Premises or within the Common Areas or solicit business in the parking areas or other Common Areas.

                                    ARTICLE 3
                            ASSIGNMENT AND SUBLETTING

          This Lease shall not be assigned, encumbered or in any other manner transferred by Tenant, voluntarily or involuntarily, by operation of law or otherwise, nor shall the Premises or any part thereof be sublet, licensed, granted or used or occupied by anyone other than Tenant without first obtaining the written consent of Landlord12

          A change in the control of Tenant or any guarantor of this Lease whose stock is not publicly held and traded shall be deemed to be an assignment for all purposes of this Lease 13

          In the event that Landlord consents to said subletting or assignment, any amounts received by or payable to Tenant (other than the reasonable value paid to Tenant in repayment for trade fixtures and other personal property of Tenant) above the amounts payable by Tenant to Landlord hereunder, shall be deemed "real estate profit" and shall be paid to Landlord.

          If Landlord permits any such assignment, change or subletting, Tenant agrees to pay Landlord's reasonable legal fees in connection therewith. If Tenant shall at any time during the term of this Lease sublet all or any part of said Premises or assign this Lease, Tenant shall nevertheless remain fully liable under all of the terms, covenants, and conditions of this Lease. If this Lease is assigned, or if the Premises or any part thereof are subleased or occupied by anybody other than Tenant, Landlord may collect from the assignee, sublessee or occupant any rent or other charges payable by Tenant under this Lease and apply the amount collected to the rent and other charges herein reserved, but such collection by Landlord shall not be deemed an acceptance of the assignee, sublessee or occupant as a tenant nor a release of Tenant from the performance by Tenant under this Lease.

          Notwithstanding Landlord's consent to any assignment, subletting, occupation or use by another person, any subsequent assignment, subletting, occupation or use by another person shall require Landlord's prior written consent 14.



------------------
12(12)...."which consent shall not be unreasonably withheld"....
13(13)...."however, all parties agree that a change in ownership or control due to any entity acquiring the stock of Tenant, shall not be deemed an assignment, even if such acquisition creates a new private company."....
14(14)...."which shall not be unreasonably withheld."....

                                    ARTICLE 4
                         ALTERATIONS, INSTALLATIONS AND
                        REMOVAL OF IMPROVEMENTS BY TENANT

          Tenant shall have no right during the continuance of this Lease to make any interior alterations, changes and improvements to the Premises without first obtaining the prior written consent of Landlord15. In the event Landlord consents to any interior alterations, Tenant shall in such event (i) pay all costs and expenses thereof; (ii) make such alterations, changes and improvements in a good and workmanlike manner; (iii) obtain all required permits; and (iv) do all work in conformity with all legal requirements. Tenant shall hold Landlord harmless from any penalty, damage or injury of whatever kind arising out of failure of Tenant's work to so conform.

          Landlord's approval of the plans, specifications and working drawings for any of Tenant's alterations shall create no responsibility or liability on the part of Landlord for their completeness, design sufficiency, or compliance with all laws, rules and regulations of governmental authorities or agencies.

          If Landlord shall send a notice to Tenant not later than thirty (30) days after the later of (i) the expiration date of the Term or (ii) the date on which Tenant completely vacates the Premises, Tenant within three (3) business days thereafter shall remove any alterations, changes and improvements made to the Premises by Tenant with or without the consent of Landlord and shall repair and restore the Premises to its condition prior to the making of such alterations, changes and/or improvements. Any alterations, changes and improvements which Landlord does not require to be removed shall remain the property of Landlord without compensation by Landlord to Tenant therefor.

          Except as otherwise provided, all furnishings, trade fixtures and other equipment installed in the Premises by Tenant shall remain the property of Tenant and shall be removed by Tenant upon the termination of this Lease. Tenant shall repair any damage caused by the removal of such property and the restoration of the Premises provided in the paragraph above. Notwithstanding the foregoing, all light fixtures, all carpeting, linoleum or other floor covering, nailed, cemented or otherwise adhesively attached to the Premises, sinks and vanities and the complete electrical ((16) emergency generators, if any), plumbing, air conditioning and heating systems, including ducts, diffusers, grills and control systems, shall be and remain in the Premises at all times for the benefit of Landlord unless Landlord shall direct Tenant to remove any of the foregoing within the period set forth in the preceding paragraph. Tenant shall pay before delinquencies all taxes assessed against Tenant's fixtures, trade fixtures, equipment and leasehold improvements placed in or about the Premises.

                                    ARTICLE 5
                          INSURANCE AND RELATED MATTERS

Section 1. LOSS OR DAMAGE TO TENANT'S PROPERTY.

          Tenant acknowledges that Landlord does not insure Tenant's personal property, fixtures, improvements or equipment. Accordingly, in order to contractually allocate risk of loss relative to all of such property Tenant agrees that it shall store its property in and shall occupy the Premises and use all other portions of the property of which the Premises are a part, at its own risk. Irrespective of fault, Landlord and Landlord's agents and employees shall not be liable for, and Tenant waives all claims against them for, loss or damage to Tenant's business or damage to person(s) or property sustained by Tenant or any person claiming by, through or under Tenant resulting from any accident or occurrence in or upon the Premises or the building of which they are a part, or any part thereof 17. The provisions of this section shall also apply to the period prior to the commencement of the Lease term where any permission is given by Landlord to Tenant for Tenant to perform any of its work and install any of its fixtures or otherwise prior to commencement of the Lease term.

Section 2. TENANT'S REQUIRED INSURANCE.

          Tenant shall, during the term, at its sole expense obtain and keep in force, (i) commercial general liability insurance coverage, personal injury, bodily injury, broad form property damage, operations hazard, owner's protective coverage, contractual liability and products and completed operations liability in limits not less than $1,000,000.00 inclusive (the aggregate limits of such insurance to apply specifically to the Premises and not to multiple locations) with Landlord and , if required by Landlord, mortgagees of Landlord, each named as an additional insured as their respective interests may appear; and (ii) "All Risk" Physical Damage Insurance for Tenant's property (personal property, fixtures and leasehold improvements in excess of building standard) in or on the Premises for the full insurable value thereof, including an endorsement providing for "loss of income" coverage. Tenant shall furnish evidence satisfactory to Landlord of the existence of and maintenance of such insurance prior to or contemporaneous with the commencement of the term and thereafter on the date on which such policy is required to be renewed. Tenant shall obtain a written obligation on the part of each insurance company to notify Landlord at least thirty (30) days prior to the cancellation of such insurance. Tenant shall also obtain worker's compensation insurance covering all person employed, directly or indirectly, in connection with any finish work performed by Tenant or any repair or alteration authorized by this Lease or consented to by Landlord, as required by the law of the state where the Premises are located.

          Landlord reserves the right to require that Tenant increase the limits of such insurance required pursuant to the paragraph above in such amounts as Landlord determines prudent within generally accepted business practices for comparable

-------------------------
15(15)...."which consent shall not be unreasonably withheld"....
16(16)...."excluding"....
17(17)....", unless such losses are due to Landlord's or Landlord's agent's negligence."....

businesses. All policies required to be maintained by Tenant pursuant to this Article shall be issued in a form acceptable to Landlord by insurance companies having and maintaining at least an A-X rating in the most currently available "Best's Rating Guide," and qualified to do business in the state in which the Premises are located. In no event shall such policy or policies provide for a deductible amount for any type of coverage in excess of $1,000.00.

Section 3. LANDLORD'S INSURANCE.

          Landlord shall, during the term, obtain and keep in force commercial general liability insurance coverage and "All Risk" Property Damage Insurance covering the building of which the Premises are a part (including exterior walls, downspouts, gutters and roof) excluding all improvements and fixtures required to be insured by Tenant pursuant to Article 5, Section 2, in such amounts and with such deductible amounts as(18). Landlord may also insure such other risks as Landlord may from time to time determine and with any such deductibles as Landlord may from time to time determine. Landlord's insurance cost for maintaining the insurance coverage referred to in this Article shall be subject to reimbursement by Tenant to the extent provided elsewhere in this Lease.

Section 4.  WAIVER OF RECOVERY.

          Anything in this Lease to the contrary notwithstanding, Landlord and Tenant each hereby waives any and all rights of recovery, claim, action or cause of action, against the other, its agents, officers or employees, for any loss or damage that may occur to the Premises, or any improvements thereto, or the building in which the Premises are located, or any personal property of such party therein, by reason of fire, the elements, or any other cause which is insured against or is required to be insured against under the terms of the "All Risk" Property Damage Insurance coverage referred to in Sections 2 and 3 above, regardless of cause or origin, including negligence of the other party hereto, its agents, officers or employees. Landlord's and Tenant's insurance policies shall each contain a waiver of subrogation.

Section 5.  HOLD HARMLESS AND INDEMNIFICATION.

          Irrespective of the adequacy of said insurance, Tenant shall indemnify and save Landlord free and harmless from all liability for injury or damage to any person(s), firm(s), corporation(s) or property occurring on or about the Premises, or arising out of any accident or any other occurrence on the Premises or due directly or indirectly to the use of said Premises or any part thereof by Tenant, its agents, subtenants or assignees (including all costs, expenses, court reporter fees, expert fees and attorney fees incurred by Landlord in defense of any such claims).(19)

Section 6.  INVALIDATION OF INSURANCE/INCREASED PREMIUMS.

          Tenant shall not do anything or engage in any activity or permit any condition to exist on or about the Premises which will cause the cancellation of or invalidate any insurance which Landlord may now or hereafter have on the building in which the Premises are located or the Premises. Further, Tenant shall not permit any condition or activity which may result in increased premiums payable by Landlord.
                                    ARTICLE 6
                                     REPAIRS

          Except as otherwise provided in this Lease, within a reasonable time after Landlord receives written notice from Tenant of the necessity thereof, Landlord will repair the roof, structural portions and exterior of the Premises (exclusive of doors, plate glass or entrances which shall be maintained and repaired by Tenant); provided, however, that Tenant, not Landlord, shall at Tenant's sole cost and expense make all repairs and replacements necessitated by reason of (a) the neglect, fault or default of Tenant, or Tenant's agents, employees, contractors, invitees, or customers and (b) the structural and exterior work done or installed by Tenant. Further, and notwithstanding anything in this Lease to the contrary, Tenant shall make all repairs and replacements to the property which Landlord is required to maintain which are required as the result of repairs, alterations, other improvements or installations made by Tenant or any occupant of the Premises or the agents of any of them.

          All maintenance, repairs and replacements to the Premises not specifically the obligation of Landlord under this Lease shall be made by Tenant. Tenant, at Tenant's expense, shall make all repairs and replacements to keep and maintain the interior of the Premises in good condition and repair, including, but not limited to, the heating, electrical, air conditioning (whether located within or without the Premises), sprinkler and other mechanical installations serving the Premises, the plumbing and sewer systems serving the Premises, the exterior and interior portions of all doors including door checks and hardware, and all windows, frames and glass; and Tenant shall promptly replace all broken and cracked glass. Any replacements Tenant is required to make under this Lease shall be of equal or better quality, type and style as the item being replaced. Tenant shall be responsible for all painting and decorating of the Premises. Tenant will maintain and keep in good condition and repair all

------------------
18(18)...."are  prudent  and in  accordance  with the  practices  of  comparable businesses.".... 1919)... "except for injury or damage resulting from Landlord's negligence  or  intentional  misconduct  or that of its  employees  or  agents."
(20)Irrespective of the adequacy of said insurance, Landlord shall indemnify and hold harmless Tenant from all liability for injury or damage to any person(s) or property occurring on or about the Common Areas or arising out of any accident in the Common Areas (including all costs, expenses and reasonable attorney's fees incurred by Tenant in defense of any such claims), unless such injury or damage results from the negligence or intentional misconduct of Tenant, its employees, agents, subtenants, assignees or contractors.

structural and exterior work done or installed by Tenant. Tenant shall not permit any waste, damage or injury to the Premises and shall, at its sole cost and expense, abate any nuisance upon, or emanating from, the Premises, keep the Premises neat, clean and in an orderly and sanitary condition free of offensive odors, vermin, rodents, bugs, insects and other pests. Tenant shall keep in full force and effect a maintenance contract with a reputable heating contractor providing for at least(20) inspection and maintenance of the heating and air conditioning systems serving the Premises. Upon request Tenant shall provide or require its contractor to provide copies of all maintenance and service records to Landlord. Tenant shall obtain approval from Landlord of its heating and air conditioning contractor and, additionally, shall obtain approval of any other contractor which may require access to the roof for the purpose of implementation of any repairs or improvements. Tenant shall in no event perforate or do any work on or affecting the roof of the Premises without Landlord's prior written consent and if consented to, shall only use contractors approved by Landlord.

                                   ARTICLE 7
                                 MECHANIC'S LIEN

          Tenant shall have no authority to create or place any lien or encumbrances of any kind or nature whatsoever upon, or in any manner to bind, the interest of Landlord in the Premises or to charge the rentals payable hereunder for any claim in favor of any person or entity dealing with Tenant, including those who may furnish materials or perform labor for any construction or repairs, and each such claim shall affect and each such lien shall attach to, if at all, only the leasehold interest granted to Tenant by this instrument. If Tenant shall make repairs or improvements to the Premises, Tenant shall, in making such repairs or improvements, act solely for its own benefit and not as an agent of Landlord, and Landlord's interest in the Premises, and the building or the overall development of which the Premises are a part, shall not be subject to any mechanic's, furnisher's or materialmen's liens.

          Tenant covenants and agrees that it will pay or cause to be paid all sums due and payable by it on account of any labor performed or materials furnished in connection with any work performed on the Premises on which any lien is or can be validly and legally asserted against its leasehold interest in the Premises or the improvements thereon. Tenant will save and hold Landlord harmless from any and all loss, cost or expense, including attorneys' fees, based on or arising out of asserted claims or liens against the leasehold estate or against the rights, title and interest of the Landlord in the Premises or under the terms of this Lease. Tenant shall discharge by payment or satisfactory bond pursuant to statutory procedures any lien arising out of work performed or materials furnished on the Premises by, through or under Tenant within thirty
(30) days after the filing of same.

                                    ARTICLE 8
                          DAMAGE OR DESTRUCTION BY FIRE

          In the event the Premises shall be damaged or destroyed either (i) by an insured casualty within Landlord's all-risk insurance policies to such extent that Landlord cannot make necessary repairs or rebuild within ninety (90) days from the date of such damage or destruction; or (ii) by any uninsured casualty, or (iii) by an insured casualty with respect to which Landlord's mortgagee requests that the insurance proceeds be applied to the indebtedness, then at Landlord's option, this Lease Agreement may be terminated in which event Tenant shall be allowed an abatement of rent from the date of such damage or destruction.(21)

          If the Premises shall be damaged or destroyed by fire or other causes and Landlord elects to repair the Premises and continue this Lease,(22) then this Lease Agreement shall not terminate, the Premises shall be repaired or rebuilt by Landlord at its own expense, the Base Rental and Additional Charges shall abate proportionately until the repairs or rebuilding are completed and possession thereof given to Tenant, and the term of this Lease Agreement shall be extended for a period equal to such period of rent abatement but not otherwise affected. Tenant shall in all events restore or repair its additions and improvements to the Premises. Tenant shall, in case of damage or destruction, give immediate notice in writing to Landlord.

          Should fifty percent (50%) or more of the total leasable area of the building in which the Premises are located at any time be damaged or destroyed by fire or any other cause, Landlord(23) may elect not to rebuild and may forthwith terminate this Lease Agreement by written notice(24) election to so terminate.

          In the event of a casualty loss or damage which arises out of or in connection with the use, misuse, or occupancy of the Premises by Tenant, or results from the acts or omissions of Tenant, its employees, or agents, Tenant shall indemnify Landlord for any claims, loss or damage not covered under Landlord's standard insurance coverage, including the deductible portion of such insurance.
                                    ARTICLE 9
                              RIGHT OF ENTRY, ETC.

          Landlord reserves the right during the term of this Lease to enter the Premises at reasonable hours for the purposes of inspecting and showing the Premises and to make such repairs as Landlord may deem necessary for their protection and

------------------
21(20)...."semiannual"....
22(21)...."Notwithstanding  the  foregoing,  in the event that  Landlord has not terminated the Lease pursuant to the foregoing provision, but has not completed the repair or rebuilding of the Premises by the date that is ninety (90) days after the date of damage or destruction, Tenant shall have the right to terminate the Lease on written notice to Landlord."...
23(22)...."as  provided above,"....

24(23)...."or Tenant"....
25(24)...."of either party's"....

preservation, and additionally may enter at any time in the event of an emergency, provided that these rights shall not be construed as expanding Landlord's repair obligation beyond that as stated herein.

                                   ARTICLE 10
                                     DEFAULT

          Tenant shall be in default hereunder if Tenant shall (i) fail to pay rent or any other sums of money required to be paid by Tenant and such failure shall continue for (25) days after Landlord gives Tenant written notice thereof; or (ii) fail to perform or comply with any other covenant, condition, term or provision of this Lease and such failure shall continue for (26) days after Landlord gives Tenant written notice thereof. In the event of any such default, in addition to all other remedies given to Landlord in law or in equity, Landlord may by written notice to Tenant terminate this Lease or without terminating this Lease and without notice re-enter the Premises by summary proceedings or otherwise and in any event may dispossess Tenant.

          Tenant, notwithstanding such termination, shall be and remain liable for all rent and other charges and sums due hereunder for the remainder of the term, which liability shall survive the termination of this Lease, the re-entry by Landlord and the commencement of any action to secure possession of the Premises. Landlord shall have the right to maintain successive actions against Tenant for recovery of all damages, including, without limitation, amounts equal to the rents and other charges and sums payable hereunder as and when said rents and other charges and sums are payable hereunder and Landlord shall not be required to wait to begin such actions or legal proceedings until the date this Lease would have expired.

          In the event of such re-entry, Landlord may enter as agent for Tenant or in its own name, without being obligated to do so, and re-let the whole or any portion of said Premises (with or without any improvements made by Tenant thereon), or the whole or any portion thereof with additional space, for any period equal to, greater or less than the remainder of the term of this Lease, for any sum (including any rental concessions and rent-free occupancy) which it may deem reasonable, to any tenant which it may deem suitable and satisfactory, and for any use and purpose which it may deem appropriate. Landlord's damages shall include, without limitation, attorneys' fees incurred by reason of Tenant's default, commissions and the cost of repair or alteration of the Premises ("Costs of Re-letting") and, in the event of any reletting, Landlord may apply the rent therefrom first to the payment of Landlord's expenses, including Costs of Re-letting, and then to the payment of rent and all other sums due from Tenant hereunder, Tenant remaining liable for any deficiency.

          All remedies available to Landlord in this Lease, in law or equity are declared to be cumulative and concurrent. No termination of this Lease nor any taking or recovering of possession of the Premises shall deprive Landlord of any of its rights, remedies or actions against Tenant including, without limitation, the right to receive all past due rents and damages equal to future rents and other charges accruing under this Lease, which rights shall survive the termination of this Lease or taking of possession of the Premises.

          If this Lease be terminated for any reason whatsoever or if Landlord should re-enter the Premises as a result of any breach of Tenant hereunder without terminating the Lease, Tenant covenants, any other covenant herein to the contrary notwithstanding (except where this Lease is terminated following eminent domain proceedings) that the Premises shall then be in the condition prescribed for delivery at the expiration of the term of this Lease.

          In the event Tenant violates any of the provisions, covenants, conditions or promises set forth in this Lease Agreement, and further in the event Landlord determines in its exercise of its sole discretion that such default is susceptible of a cure by Landlord, then in addition to any and all other remedies provided for in this Lease, Landlord shall have the right (but shall not be obligated) to cure such default and implement such corrective measures as Landlord deems reasonably necessary to correct such default. In the event Landlord exercises the right of "self help" as set forth in the preceding sentence, then Tenant covenants and agrees that it shall within five (5) days after notice from Landlord pay to Landlord the cost incurred by Landlord in connection with implementation of such corrective measures (27), it being the intent to permit Landlord to recover a reasonable administrative fee in addition to the actual cost incurred.

          Further, in the event Tenant is not conducting a going business within the Premises or vacates or abandons the Premises (the cessation of operation of a business within the Premises for a period in excess of seven (7) days to be conclusive evidence of Tenant's intent to abandon or vacate the Premises) then Landlord shall have the right (but shall not be obligated) to enter the Premises after providing notice to Tenant for the purpose of inspection and implementation of such repairs, maintenance or other improvements to the Premises which may be required, in Landlord's opinion, to preserve the overall appearance of the Premises or to mitigate the adverse impact of the appearance of the Premises upon the Property. Landlord shall additionally have the right to change the exterior locks on the Premises for security purposes but shall not be obligated to do so. In the event Landlord does change the exterior locks, then Tenant shall, upon request, be provided with a key to the Premises. In no event shall any of the foregoing actions by Landlord be considered an eviction, constructive or otherwise, of Tenant, it being the intent of the parties to permit Landlord a reasonable right of access to the Premises for the purposes set forth herein and to minimize any adverse impact resulting from an abandonment of the Premises or cessation of operation by Tenant. Entry by Landlord pursuant to this paragraph shall in no event be construed, interpreted or otherwise determined to be an eviction of Tenant or a termination of this Lease absent notification to the contrary by Landlord.(28)

----------------------
26(25)...."ten (10)"....
27(26)...."thirty (30)"....

28(27)...."together with interest thereon at ten percent (10%) per annum"....
29(28)...."Both  parties agree,  however,  that vacating the Premises alone will not  constitute  default  if  Tenant  remains  current  on  monetary  and  other obligations set forth in this Lease."....

          In the event an attorney is employed by either party in order to secure compliance by the other party with the provisions of this Lease (whether or not litigation is involved), the non-prevailing party shall pay to the prevailing party the reasonable attorneys' fees and costs of collection or enforcement of the provisions of this Lease incurred by the prevailing party, including filing fees and court costs.

                                   ARTICLE 11
                              INSOLVENCY OF TENANT

          In the event of the insolvency of Tenant, or the filing of a proceeding by or against Tenant or any partner of Tenant or guarantor of this Lease under the Bankruptcy Code or if relief is sought by Tenant under any similar debtor relief laws or proceedings including an offer in or out of court for the compromise of Tenant's debts, or any substantial part thereof, Landlord in addition to any rights available to it at law or equity shall have the right and privilege to immediately terminate this Lease. Landlord shall have the right to immediately re-enter into possession of the Premises for the purpose of leasing same.
                                   ARTICLE 12
                            DELIVERY AT END OF LEASE

          Tenant agrees that on the last day of the term it shall without notice or demand deliver the Premises, including all improvements and fixtures permanently attached, and replacements thereto (except those which Tenant may within thirty (30) days after the expiration date of the term be directed to remove) to Landlord, or Landlord's agent or assignee, in good order and condition. Tenant shall have repaired all damage to the Premises, ordinary wear and tear excepted.

          If Tenant remains in possession of the Premises after the expiration of the tenancy created hereunder and without the execution of a new lease or other written agreement, Tenant shall be deemed to be occupying the Premises as a tenant from month to month and subject to all of the rents and provisions of this Lease in effect on the day before the expiration of the tenancy, except those relating to term and except that the Base Rental shall be increased to the amount which is the greater of (i) double the amount payable during the last month of the Lease or (ii) one hundred (29) of the fair rental value of the Premises as of the expiration of the term, without prejudice to any claim for damages or otherwise which Landlord may have against Tenant for failure of Tenant to vacate the Premises at expiration of the term. For the purpose of this provision "fair rental value" shall be defined as being the amount which Landlord is then receiving for comparable space in the building or project in which the Premises are located or in comparable properties in the same city.

                                   ARTICLE 13
                           EXTENSION; PARTIAL PAYMENT;
                           NO ACCORD AND SATISFACTION

          It is agreed that, should Landlord, at its option, either extend the time of payment or accept partial payment on one or more of the Base Rental installments or other monetary obligations hereunder, such shall not be construed as altering the terms of payment of any subsequent installments or obligations. After the service of any notice or commencement of any suit, or final judgment therein, Landlord may receive and collect any rent due and such collection or receipt shall not operate as a waiver of nor affect such notice, suit or judgment.

          No payment by Tenant or receipt by Landlord of a lesser amount shall be other than on account of the earliest stipulated rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction. Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy provided for in this Lease or available at law or in equity.

          In the event that any of Tenant's checks payable to Landlord or Landlord's agent shall be returned for insufficient funds, Landlord shall have the right to demand from Tenant that all future rent payments be made by certified check or money order, Tenant shall pay to Landlord a returned check fee of $20.00, and Landlord shall not be required to accept any check from Tenant which does not so conform.

                                   ARTICLE 14
                      SUBORDINATION; ATTORNMENT; ESTOPPEL;
                         LANDLORD'S COVENANT AS TO TITLE

          Upon payment by Tenant of the rent and other charges herein provided, and upon the observance and performance of all the covenants, terms and conditions on Tenant's part to be observed and performed, Tenant shall peaceably and quietly hold and enjoy the Premises for the term hereof without hindrance or interruption by Landlord or others legally claiming title thereto by, through or under Landlord, subject, nevertheless, to the terms and conditions of this Lease.

          Tenant's leasehold estate shall always be subordinate to any mortgage loan, deed of trust, or underlying or ground lease, including, without limitation, any refinancing, replacement, renewal, modification, extension or consolidation thereof which is placed upon the Premises from time to time by Landlord. This provision shall be self operative and no further instrument of subordination shall be required.

------------------
30(29)...."twenty-five percent (125%)"....

          Tenant agrees that it will attorn to and recognize the purchaser at any foreclosure sale or at any sale under a power of sale contained in any mortgage or deed of trust upon the property in which the Premises are located and the grantee of any conveyance made in lieu of foreclosure or power of sale as landlord under this Lease. Tenant agrees, further, that in the event any proceedings are brought for the termination of any ground or underlying lease affecting the Premises, upon such termination, if the lessor thereunder elects or is obligated to recognize Tenant, Tenant shall attorn to such lessor and recognize such lessor as Landlord under this Lease.

          Tenant covenants and agrees that within five (5) days after receipt of notice Tenant shall execute in recordable form and deliver upon demand of Landlord whatever instruments may be required to acknowledge and further evidence the subordinations, agreements to attorn and priorities, referred to in this Section. Tenant shall additionally, within five (5) days after receipt of notice, execute an "Estoppel" certificate confirming that the Lease is in full force and effect, that there are no Landlord defaults (or delineating with specificity the nature of such Landlord's defaults, if any), the rental and other amounts required to be paid by Tenant, and such other information as is reasonably requested by a prospective purchaser or mortgagee.

                                   ARTICLE 15
                                    GRAPHICS

          Tenant shall not place or permit to be placed on the exterior of the Premises, upon the roof, on any exterior door or wall, or on the exterior or interior window, any sign, advertising matter, decoration, lettering or other thing of that kind without the written consent of Landlord first had and obtained. In no event shall temporary or portable signs or banners be utilized, installed or displayed at or about the Premises. All signs and directories shall conform to the specifications which Landlord requires in the exercise of its sole discretion.
                                   ARTICLE 16
                                  CONDEMNATION

          The parties hereby agree that should the Premises, or such portion thereof as will make the Premises unusable for the purposes herein leased, be taken or condemned for public or quasi-public use, then this Lease shall terminate from the date when possession of the part so taken shall be required. If the Lease continues after a partial taking, the Base Rental and Additional Charges shall abate proportionately as to the part taken. All compensation awarded for such taking of the Premises, or any part thereof, the fee and the leasehold shall belong to and be the property of Landlord provided, however, that Landlord shall not be entitled to any portion of any award made to Tenant for the value of Tenant's trade fixtures. Tenant shall not be entitled to any damages for the unexpired portion of the term of this Lease, or injury to its leasehold interest.
                                   ARTICLE 17
                                    UTILITIES

          Tenant is to obtain and pay for all utilities, including electricity, gas, other fuel, water, garbage fee, sewer fee, sprinkler monitoring fees and other special fees on or for the Premises during the term of this Lease. If there is a master meter source provided by or through the Landlord, Tenant will pay Landlord for said utility usage as additional rent promptly upon presentation of statements for said usage, based upon Landlord's determination from time to time of Tenant's consumption. Said amounts may be estimated by Landlord in which event Tenant shall pay said estimate, as may be revised from time to time, in advance on the first day of each and every month with Tenant's Base Rental without further notice. Landlord will have the right in its discretion to adjust utility costs among tenants on other than a pro rata basis based upon its determination of tenants' usage.(30)

                                   ARTICLE 18
                              ENVIRONMENTAL MATTERS

          Tenant shall not cause or permit any Hazardous Substance to be used, stored, generated, disposed of or released on or in the Premises or the Property or the land on which the Property is located or the underlying acquifer on which the Property is located. Further, Tenant shall not cause or permit any materials or substances which are commonly deemed to be explosive or flammable to be used, stored, generated, released or disposed of on or in the Premises or the Property in which the Premises are located by Tenant, Tenant's agents, employees, contractors, or invitees without first obtaining Landlord's written consent. If Hazardous Substances are used, stored, generated, or disposed of on or in the Premises or the Property except as permitted above, or if the Premises or the Property become contaminated in any manner for which Tenant is legally liable, Tenant shall indemnify and hold harmless Landlord from any and all claims, damages, fines judgments, assessments, penalties, costs, liabilities, or losses (including, without limitation, a decrease in value of the Premises or the Property, damages caused by loss or restriction of rentable or usable space, or any damages caused by adverse impact on marketing of the space, and any and all sums paid for settlement of claims, attorneys' fees, consultant's fees, and expert's fees) arising during or after the Lease term and arising as a result of that contamination by Tenant. This indemnification includes, without limitation any and all costs incurred because of any investigation of the site or any cleanup, removal, or restoration mandated by a federal, state, or local agency or political subdivision. Without limitation of the foregoing, if Tenant causes or permits the presence of any Hazardous Substance on the Premises or the Property and that results in contamination, Tenant shall promptly, at its sole expense, take any and all necessary actions to return the Premises or the Property to the condition existing prior to the presence of any such Hazardous Substance on the Premises or the Property. Tenant shall notify Landlord if any governmental regulatory agent cites or notifies it

----------------------
31(30)...."If  Landlord leases the remaining  unoccupied portion of the building to another  third  party  Tenant,  Landlord  will bear the  expense to  separate utilities, meters, HVAC, electrical, sprinkler, etc.,"....

of a violation of environmental laws, rules or regulations and shall keep Landlord informed of all acts or actions taken by Tenant with respect thereto. Tenant shall first obtain Landlord's approval for any such remedial action.

          As used herein, "Hazardous Substance" means any substance that is toxic, ignitable, reactive, or corrosive and that is regulated by any local government, the state in which the Property is located, or the United States
Government. "Hazardous Substance" includes any and all material or substances that are defined as "hazardous waste," "extremely hazardous waste," or a "hazardous substance" pursuant to state, federal, or local governmental law. "Hazardous Substance" includes, but is not restricted to, asbestos, polychlorobiphenyls ("PCBs"), and petroleum.

          (31) least forty-five (45) days prior to the expiration of the term hereof, Tenant (32) furnish an environmental audit report prepared by an environmental engineering firm reasonably acceptable to Landlord which shall certify the absence of any Hazardous Substance on, under, at, or within the Premises or the Property(33)

          The provisions of this Article 18 shall survive any assignment, transfer, amendment or termination of this Lease Agreement.

          The provision of Article 18 shall apply to Tenant, its agents, employees, contractors, invitees or others who obtain access to the Premises during the term hereof.

                                   ARTICLE 19
                                 FIRE PROTECTION

          Tenant has examined the Premises and fire protection/sprinkler system in the Premises, if any. Tenant acknowledges that Landlord shall have no responsibility for implementation of any modifications whatsoever to any fire protection/sprinkler system in the Premises which Tenant has examined and with which Tenant is satisfied. In the event that the Fire Marshal, Building Department or other municipal authority requires any modifications to the existing fire protection/sprinkler system, implementation of such modifications and all costs thereof shall be the responsibility of Tenant. Further, in the event such modifications are requested or required as a restriction of Tenant's use or method of storage materials within the Premises, Tenant shall either implement the required modifications to the fire protection/sprinkler system or ventilation and/or Tenant shall modify its method of storage or use of the Premises so as to comply with the permitted uses under the existing fire protection/sprinkler system or ventilation configuration. The Premises shall in no event be used for storage of "high-piled combustible stock" as defined in the Building Code adopted from time to time by the governmental authority having jurisdiction over the Premises, unless fire protection for such use has been installed and is maintained in accordance with all applicable ordinances, laws, rules, and regulations. Tenant agrees that it shall pay for sprinkler monitoring fees through Common Area Charges as set forth in Article 1, Section 2, Subsection (i), provided however, if the Premises consist of a building of which Tenant is the sole occupant, Tenant may be billed for and shall pay sprinkler monitoring fees directly.(34)

                                   ARTICLE 20
                               PERSONAL LIABILITY

         The liability of Landlord (and any partner, stockholder or officer of Landlord) to Tenant for any default by Landlord under the terms of this Lease shall be limited to the interest of Landlord in the Property and Landlord (and any partner,

----------------------
32(31)...."If  Landlord has a reason to believe that contamination has occurred,
Landlord may require Tenant at"....
33(32)...."to"....
34(33)...."Landlord  warrants and  represents  that,  to the best of  Landlord's knowledge, any use, storage, treatment, or transportation of Hazardous Substances that has occurred in or on the Premises prior to the date hereof has been in compliance with all applicable federal, state and local laws, regulations or ordinances. Landlord additionally warrants and represents that to the best of Landlord's knowledge, no release, leak, discharge, spill, disposal or emission of Hazardous Substances has occurred in, on or under the Premises, and that the Premises are free of Hazardous Substances as of the date hereof.

          Landlord agrees to indemnify and hold harmless Tenant from any and all claims, damages, fines, judgments, penalties, costs, liabilities or losses (including, without limitation, any and all sums paid for settlement of claims, attorney's fees, consultant and expert fees) arising during or after the Lease term from or in connection with the presence or suspected presence of Hazardous Substances unless the Hazardous Substances are present as a result of the negligence, willful misconduct, or other acts of Tenant, Tenant's agents, employees, contractors, or invitees. Without limitation of the foregoing this indemnification shall include any and all costs incurred due to any investigation of the site or any cleanup, removal or restoration mandated by a federal, state, or local agency or political subdivision. This indemnification shall specifically include any and all costs due to Hazardous Substances that flow, diffuse, migrate, or percolate into, onto or under the Premises after the Lease term commences.
1(34)...."Any modifications required for a third party tenant's occupancy in the building will be at Landlord's expense.".... 2
stockholder or officer of Landlord) shall not be personally liable for any deficiency nor shall Landlord (or any partner, stockholder or officer of Landlord) ever be liable under the terms of this Lease for consequential or special damages. This paragraph shall not be deemed to limit or deny any remedies which Tenant may have in the event of default by Landlord hereunder which do not involve the personal liability of Landlord.

          In the event of a sale of the Property, Tenant agrees that Landlord shall thereupon be released from any obligations or liabilities accruing under this Lease from and after the effective date of such conveyance.

                                   ARTICLE 21
                                     NOTICES

          All notices required or provided for under this Lease shall be given in writing either by (i) CERTIFIED MAIL, return receipt requested; (ii) hand delivery by a reputable courier service requiring receipt on delivery; or (iii) delivery by a national or regional overnight courier service. All notices shall be addressed to Landlord or Tenant at the addresses set forth in the Lease Agreement or to such other addresses as Landlord or Tenant may direct in writing from time to time.

          Notices shall be effective upon the earlier of actual receipt or forty eight (48) hours after deposit in the U.S. Mail or permitted courier. Notices of any default by Landlord shall be given by Tenant to any mortgagee of whom Tenant has been notified in writing, and said mortgagee shall have the right to cure said default.

                                   ARTICLE 22
                              RULES AND REGULATIONS

          Tenant and Tenant's agents, employees, invitees and visitors shall comply fully with the requirements of the following rules and regulations. Such rules and regulations may be changed or amended by Landlord at any time.

          (i) All garbage and refuse shall be kept in approved type containers and shall be placed at a location adjoining the Premises or other location designated by Landlord, for collection at regular intervals (not less than weekly); Tenant to pay the cost of removal of garbage and refuse.

          (ii) The Tenant agrees that if the Premises are used for other than the use contemplated by the Lease Agreement, or if the Fire Marshal requires, Tenant, at its cost, shall provide the required additional automatic sprinkler heads and/or other required modifications necessary to comply with the insurance and fire department regulations; in all events Tenant shall provide for its usage the necessary quantity and approved type and class fire extinguishers within the Premises.

          (iii) No radio, television, satellite, microwave dish or tower, or other similar aerials or appurtenances (inside or outside) shall be installed without first obtaining in each instance Landlord's consent in writing, (35)and if such consent is given, no such device shall be used in a manner as to be heard or seen outside of the Premises. Tenant shall be responsible for any damage to Landlord's roof occasioned by such installation.

         (iv) Tenant shall keep the Premises at a temperature sufficiently high to prevent freezing of water in pipes and/or fixtures or equipment.

          (v) Tenant shall during the lease term or any extension hereof, at Tenant's costs, be responsible for pest extermination (including, but not limited to, rodents and insects) at such intervals as are necessary to keep the Premises free and clear of infestation.

          (vi) Tenant shall not place, suffer or permit displays or storage on the outside of the Premises or upon any of the Common Areas of the building of which the Premises are a part nor shall Tenant install, maintain or permit any vending machines, pay phones, or other property upon the Common Areas.

          (vii) Tenant agrees at all times to comply with any governmental energy conservation regulations and at all times to maintain temperatures in the Premises consistent with the temperature as specified and set forth in any governmental regulation.

          (viii) The outside areas immediately adjoining the Premises shall be kept clean and free from its rubbish by Tenant, and Tenant shall not place, suffer or permit any obstructions or merchandise in such areas.

          (ix) Tenant and its employees shall park their cars only in the parking area designated for that purpose by Landlord; if Tenant or its employees park in a manner that obstructs any fire lane or shall interfere with any of the rights of Landlord or other tenant within the building(s) and their rights to free and uninterrupted egress and ingress and loading, Tenant hereby authorizes Landlord (at its option) to tow away such vehicles and Tenant shall be responsible for all costs incurred in connection with such towing.

          (x) Tenant shall not burn trash or garbage in or about the Premises.

          (xi) Tenant shall not conduct or permit to be conducted in the Premises any auction, fire, bankruptcy or other distress sales without the prior written consent of Landlord.


---------------------
35...."which shall not be unreasonably withheld,"....

                                   ARTICLE 23
                                REAL ESTATE AGENT

          Landlord and Tenant each represent and warrant to the other that no agents were involved in the negotiation of this Lease except as is disclosed in the Lease Agreement to which this is an exhibit. Each party agrees to indemnify the other against claims for commission by individuals, entities or agents claiming entitlement to commission by virtue of its representation of the indemnifying party.

                                   ARTICLE 24
                             COVENANTS RUN TO HEIRS

          It is hereby covenanted and agreed between the parties hereto that all covenants, conditions, agreements and undertakings in this Lease contained shall extend to and be binding on, and inure to the benefit of (except as limited by the terms hereof), the respective heirs, administrators, executors, successors and permitted assigns of the respective parties hereto the same as if they were in every case named and expressed also that the term Landlord and Tenant shall be construed in the singular or plural number according as they respectively represent one or more than one person.

                                   ARTICLE 25
                                SHORT FORM LEASE

         The parties have entered into a Short Form of this Lease Agreement which may, at Landlord's option, be recorded. In no event shall this Lease Agreement be recorded.

                                   ARTICLE 26
                                CORPORATE TENANTS

          In the event Tenant is a corporation, the persons executing this Lease on behalf of Tenant hereby covenant and warrant that: Tenant is a duly constituted corporation qualified to do business in the State in which the Premises is located; all Tenant's franchise and corporate taxes have been paid to date; all future forms, reports, fees and other documents necessary for Tenant to comply with applicable laws will be filed by Tenant when due; and such persons are duly authorized by the board of directors of such corporation to execute and deliver this Lease on behalf of the corporation.

                                   ARTICLE 27
                                ENTIRE AGREEMENT

          This Lease includes the Lease Agreement, Exhibit A (drawing or description of the Property showing the general location of the Premises), this Exhibit B (General Lease Provisions) and Exhibit C (which delineates the construction requirements of the parties if any). The foregoing constitute all of the agreements and conditions made between the parties hereto, and no representations or statements claimed to have been made and not herein contained shall modify this Lease in any way.


Landlord: Belz Investco GP               Tenant: Riddell Sports, Inc.
    By: URCO, INC. (Managing Partner)

By                                       By
  ------------------------------------     -------------------------------------
     Morris I. Thomas, Vice President        Jeff Webb, Chief Operating Officer

By
  ------------------------------------
     Ronald A. Belz, President

                   E X H I B I T "C" - W O R K T O B E D O N E
                   -------------------------------------------

                           BELZ INVESTCO GP- LANDLORD

                          RIDDELL SPORTS, INC.- TENANT



          The Tenant leases Premises in an "AS IS" condition and agrees to make all improvements at its expense, including compliance with any ADA and handicap requirements except that Landlord shall make those improvements as shown on the attached Exhibit C, Plans and Specifications. Landlord warrants the operating systems consisting of the plumbing, electrical, HVAC and sprinkler serving the Premises shall be in good working order for the first year following the Commencement Date of the Lease and Landlord shall repair, if necessary, or replace at Landlord's sole discretion, any defects to same at Landlord's expense if Landlord receives written notice of such defect prior to the expiration of the first full lease year. The foregoing warranty is conditioned upon i) Tenant's full compliance with AA4 and AA6 of Exhibit B of this Lease and ii) such defects not being necessitated as a result of the negligent or willful acts of Tenant, its lessee's and/or agents.


                                 LANDLORD:  Belz Investco GP
                                            By:   URCO, INC. (Managing Partner)

                                 By:
                                    --------------------------------------------
                                        Morris I. Thomas, Vice President


                                 By:
                                    --------------------------------------------
                                        Ronald A. Belz, President


                                 TENANT: Riddell Sports, Inc.

                                 By:
                                    --------------------------------------------
                                        Jeff Webb, Chief Operating Officer

                               MEMORANDUM OF LEASE
                               -------------------


     THIS LEASE, made and entered into as of the ___ day of ____________, 2000 by and between Belz Investco, GP, a Tennessee limited partnership, hereinafter referred to as "Landlord", and Riddell Sports, Inc., a Delaware corporation, hereinafter referred to as "Tenant":

                                   WITNESSETH:

     For and in consideration of One Dollar ($1.00) and other valuable consideration paid and to be paid by the Tenant to the Landlord, the Landlord does demise and let unto Tenant and the Tenant does lease and take from the Landlord, upon the terms and conditions and subject to the limitations more particularly set forth in a certain agreement between the Landlord and Tenant, bearing even date herewith, to which Agreement reference is hereby made for all of the terms and provisions thereof, which terms and provisions are made a part hereof as fully and particularly as if set out verbatim herein, the premises situated in the City of Memphis, County of Shelby, State of Tennessee, consisting of land, together with improvements placed and/or to be placed thereon, and more particularly described as follows:

     An industrial space containing approximately 205,277 square feet located within Bartlett, Tennessee and further municipally described as 3131 Appling Road.

     TO HAVE AND TO HOLD the above demised premises unto the Tenant for the period of ten (10) years, commencing on the first day of November 1, 2000 and ending on the last day of the previous month ten (10) years thereafter.

     A first lien is hereby expressly reserved by the Landlord and granted by the Tenant upon the terms and conditions of this Lease and upon all interest of the Tenant in this leasehold for the payment of rent and also for the satisfaction of any cause of action which may accrue to the Landlord by the provisions of this instrument. A first lien is also reserved by the Landlord and granted by the Tenant upon all building and other physical improvements, fixtures and equipment, erected or put in place or that may be erected or put in place upon the premises by or through the Tenant or other occupants for the payment of rent and also for the satisfaction of any cause of action which may accrue to the Landlord by the provisions of this instrument.

     It is agreed and understood that if the Tenant shall make certain improvements to the demised premises, Tenant shall, in making such improvements, act solely for its own benefit and not as an agent of Landlord and that Landlord's interest in the demised premises the building of which the demised premises are a part, and the overall development of which the demised premises are a part, shall not be subject to any mechanical, furnishers or materialmen's liens. Landlord does not consent to any contract for labor or materials within the context of Section 66-11-108 et seq., Tennessee Code Annotated out of which any such liens might arise. No contract for labor or material will be contracted for by Tenant except with the express stipulation that any lien arising therefrom shall not attach to Landlord's fee interest, but only to Tenant's leasehold interest in the demised premises, building, or in the overall development of which the demised premises is a part. Tenant shall defend and save harmless Landlord from any and all loss, cost or expense, including attorneys' fees, based on or arising out of asserted claims or liens against the leasehold estate or against the right, title and interest of Landlord in the demised premises or under the terms of the Lease. Tenant shall discharge by payment or furnish to Landlord a satisfactory bond pursuant to statutory procedures any lien arising out of work performed or materials furnished on the demised premises by, through or under Tenant within thirty (30) days after the filing of same.

     IN WITNESS WHEREOF, the parties through their duly authorized officers, have executed this instrument, this the day and year first above written.


LANDLORD: Belz Investco, GP                         TENANT: Riddell Sports, Inc.
      By: URCO, Inc. (Managing Partner)

By:                                      By:
   ------------------------------------     ------------------------------------
    Morris I. Thomas, Vice President         Jeff Webb, Chief Operating Officer

By:
    -----------------------------------
    Ronald A. Belz, President

STATE OF TENNESSEE
COUNTY OF SHELBY

     Before me, a Notary Public of the State and County aforesaid, personally appeared MORRIS I. THOMAS AND RONALD A. BELZ, VICE PRESIDENT AND PRESIDENT, respectively, of URCO, INC., a Tennessee corporation, said corporation is the managing partner of BELZ INVESTCO GP, a Tennessee general partnership, with whom I am personally acquainted, and who, upon oath acknowledged that they are the VICE PRESIDENT AND PRESIDENT, respectively, of URCO, INC., managing partner, of BELZ INVESTCO GP, and that they as such VICE PRESIDENT AND PRESIDENT, respectively, executed the foregoing instrument for the purpose therein contained by signing the name of such partnership by such corporation, as the managing partner by themselves as VICE PRESIDENT AND PRESIDENT, respectively, of such corporation.

     WITNESS my hand and Notarial seal, at office in Memphis, Tennessee, this, the _____ day of __________, 2000.

     -------------------------------------------
     Notary Public

     My Commission Expires:
                           ---------------------




STATE OF TENNESSEE
COUNTY OF SHELBY

     Before me, a Notary Public of the State and County aforesaid, personally appeared JEFF WEBB with whom I am personally acquainted, (or proved to me on the basis of satisfactory evidence) and who, upon oath, acknowledge himself to be the CHIEF OPERATING OFFICER of RIDDELL SPORTS, INC., the within named bargainor, a Delaware corporation, and that he executed the foregoing instrument for the purposes therein contained by signing the name of such corporation by himself as such CHIEF OPERATING OFFICER.

        Witness my hand, at office, this _____ day of ____________, ____.

        -------------------------------
        Notary Public

        My Commission Expires           .
                              ----------